UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Streeterville Series E Preferred Exchange Agreements

On April 30, 2026, the Company entered into three Exchange Agreements (the “Exchanges”) with Streeterville. The Company previously issued to Streeterville 2,000 shares of Series E Preferred Stock pursuant to that certain Note Purchase Agreement entered into as of August 22, 2025. Pursuant to the Exchanges, the Company and Streeterville agreed to exchange and convert 323.5 shares of Series E Preferred Stock for 816,299 shares of common stock, representing a dollar amount of $323,500. On May 1, 2026, the Company entered into two additional Exchanges with Streeterville. Pursuant to the additional Exchanges, the Company and Streeterville agreed to exchange and convert 205 shares of Series E Preferred Stock for 542,902 shares of common stock, representing a dollar amount of $205,000. On May 4, 2026, the Company entered into two additional Exchanges with Streeterville. Pursuant to the additional Exchanges, the Company and Streeterville agreed to exchange and convert 171 shares of Series E Preferred Stock for 543,375 shares of common stock, representing a dollar amount of $171,000. On May 5, 2026, the Company entered into four additional Exchanges with Streeterville. Pursuant to the additional Exchanges, the Company and Streeterville agreed to exchange and convert 245 shares of Series E Preferred Stock for 1,020,832 shares of common stock, representing a dollar amount of $245,000.

The form of Exchanges are identical for each exchange except for the conversion dollar amounts and number of shares converted thereunder.

The foregoing descriptions of the Exchanges are not a complete description of all of the parties’ rights and obligations under the Exchanges, and are qualified in its entirety by reference to the Form Exchange Agreement, a copy of which was filed as Exhibit 10.1 to the Form 8-K filed on April 29, 2026.

Streeterville June 2025 Note Exchange Agreement

On May 5, 2026, the Company entered into an Exchange Agreement (the “Note Exchange”) with Streeterville. The Company previously entered into that certain Secured Promissory Note (the “Note”), with an original issuance date of June 26, 2025 in the principal amount of $5,470,000. Pursuant to the Note Exchange, the Company and Streeterville agreed to partition new Secured Promissory Note in the original principal amount of $63,000 (the “Partitioned Note”) from the Note and then cause the outstanding balance of the Note to be reduced by an amount equal to the initial outstanding balances of the Partitioned Note. Concurrently, the Partitioned Note was exchanged for 262,500 shares of the Company’s common stock.

On May 6, 2026, the Company entered into eleven additional Note Exchanges with Streeterville. Pursuant to the Note Exchanges, the Company and Streeterville agreed to additional Partitioned Notes in the original principal amounts totalling $759,000 from the Note and then cause the outstanding balance of the Note to be reduced by an amount equal to the initial outstanding balances of the Partitioned Notes. Concurrently, the Partitioned Notes were exchanged for 2,790,436 shares of the Company’s common stock.

The form of Note Exchange was identical for each exchange except for the Partitioned Note amounts and number of shares converted thereunder.

The foregoing descriptions of the Note Exchanges are not a complete description of all of the parties’ rights and obligations under the Note Exchanges, and are qualified in its entirety by reference to the Form Note Exchange Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 29, 2026.

Streeterville Capital Funds Release

As previously disclosed, on June 26, 2025, the Company entered into a note purchase agreement with Streeterville Capital, LLC (“Streeterville”) pursuant to which the Company issued and sold to Streeterville a secured promissory note in the original principal amount of $5,470,000. On the Closing Date, Streeterville paid $375,000.00 to the Company and $4,625,000.00 was sent to an account at Lakeside Bank owned by the Company’s newly formed wholly-owned subsidiary, ARH Sub, LLC, a Utah limited liability company, to be held pursuant to the Deposit Account Control Agreement (“DACA”). On April 30, 2026, Streeterville and ARH Sub sent joint instructions to Lakeside Bank to release $250,000 from the DACA to the Company. On May 5, 2026, Streeterville and ARH Sub sent joint instructions to Lakeside Bank to release an additional $250,000 from the DACA to the Company.

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Item 3.02 Unregistered Sales of Equity Securities.

On April 30, 2026, the Company issued Streeterville 816,299 shares of common stock pursuant to the exchanges set forth in Item 1.01 above at a per share price of $0.396.

On May 1, 2026, the Company issued Streeterville 542,902 shares of common stock pursuant to the exchange set forth in Item 1.01 above at a per share price of $0.378.

On May 4, 2026, the Company issued Streeterville 534,375 shares of common stock pursuant to the exchange set forth in Item 1.01 above at a per share price of $0.32.

On May 5, 2026, the Company issued Streeterville 1,020,832 shares of common stock pursuant to the exchange set forth in Item 1.01 above at a per share price of $0.24.

On May 5, 2026, the Company issued Streeterville 262,500 shares of common stock pursuant to the Note Exchange set forth in Item 1.01 above at a per share price of $0.24.

On May 6, 2026, the Company issued Streeterville 2,790,436 shares of common stock pursuant to the Note Exchange set forth in Item 1.01 above at a per share price of $0.272. As of the date of this current report 1,724,262 shares of common stock have not been issued.

As of May 8, 2026, the Company currently has 10,521,333 shares of common stock issued and outstanding, not including the 1,724,262 shares of common stock remaining to be issued to Streeterville.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: May 8, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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